Consent of Independent Accountants


The  Board  of  Directors
Hemispherx  Biopharma,  Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                 /s/  KPMG  LLP
                                                 -------------------------------
                                                 KPMG  LLP


Philadelphia,  Pennsylvania
March  30,  1999